UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): November 15, 2006
NUVEEN INVESTMENTS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-11123 (Commission File Number)	36-3817266 (I.R.S. Employer Identification No.)

333 West Wacker Drive, Chicago, Illinois (Address of Principal Executive Offices)	60606 (Zip Code)
Registrant’s telephone number, including area code: (312) 917-7700
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule l4a-12 under the Exchange Act (17 CFR 240.l4a-12)
☐ Pre-commencement communications pursuant to Rule l4d- 2(b) under the Exchange Act (17 CFR 240.14d- 2(b))
☐ Pre-commencement communications pursuant to Rule l3e-4(c) under the Exchange Act (17 CFR 240.l3e-4(c))

Item 7.01.   Regulation FD Disclosure
     Attached as Exhibit 99.1 hereto and incorporated herein by reference are presentation slides that will be shown by Nuveen Investments, Inc. (the “Company”) on November 16, 2006 at the 2006 Merrill Lynch Banking and Financial Services Investor Conference at 8:50 a.m. eastern time, as previously disclosed in the Company’s press release issued on November 9, 2006. A live audio webcast of the conference and the presentation slides will be available on Nuveen’s website at www.nuveen.com, as also previously noted in the November 9, 2006 press release.
     The information in Item 7.01 of this Report, including the information contained in Exhibit 99.1, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in Item 7.01 of this Report, including the information contained in Exhibit 99.1, shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.
Item 9.01.   Financial Statements and Exhibits.
(c) Exhibits

99.1	Presentation slides from a Nuveen Investments, Inc.’s presentation held on November 15 and a webcast/presentation held on November 16 (furnished herewith)

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUVEEN INVESTMENTS, INC.

By:	/s/ John L. MacCarthy
John L. MacCarthy
Senior Vice President

Dated: November 15, 2006

Exhibit Index

Exhibit No.	Description

99.1	Presentation slides from a Nuveen Investments, Inc.’s webcast/presentation held on November 16 (furnished herewith)